UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)    February 17, 2005
                                           -------------------------------------

                            BTU INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its chapter)


         DELAWARE                  0-17297                 04-2781248
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(State or other jurisdiction     (Commission             (IRS Employer
     of incorporation            File Number)          Identification No.)


 23 ESQUIRE ROAD, N. BILLERICA, MASSACHUSETTS        01862
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   (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code    (978) 667-4111
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)

ITEM 2.02    Results of Operations and Financial Condition.

On February 17, 2005 BTU International Inc. issued a news release to report its financial results for the quarter ended December 31, 2004.


ITEM 9.01    Financial Statements and Exhibits.

(c) The release is furnished as Exhibit 99.1 hereto. Such information, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

99.1     News release, dated February 17, 2005, of BTU International, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BTU INTERNATIONAL, INC.
                                         (Registrant)

Date: February 17, 2005              By: /s/ Thomas P. Kealy
                                         -------------------
                                         Thomas P. Kealy
                                         Vice President, Corporate Controller
                                         and Chief Accounting Officer (principal
                                         financial and accounting officer)

                                  EXHIBIT INDEX
                                  -------------



   EXHIBIT
   NUMBER                  DESCRIPTION OF EXHIBIT
   -------                 ----------------------

   99.1                    News release, dated February 17, 2005, of BTU
                           International, Inc.